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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 25, 2008


                           BLACKWATER MIDSTREAM CORP.
               (Exact name of registrant as specified in charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)


      333-103647                                           26-2590455
(Commission File Number)                       (IRS Employer Identification No.)

                                 4006 HIGHWAY 44
                           GARYVILLE, LOUISIANA 70051
          -------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                                 (985) 535-8500
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 25, 2008, Blackwater New Orleans, L.L.C. ("BNO"), a wholly-owned subsidiary of Blackwater Midstream Corp. (the "Company"), entered into an agreement (the "Purchase Agreement") with NuStar Terminals Operations Partnership L.P. ("NuStar") to purchase certain assets of NuStar, including but not limited to, approximately 26.5 acres of land located at the Port of New Orleans, Westwego, Louisiana, including the 800,000 barrel chemical storage facility and other improvements thereon, as well as certain licenses and permits to operate such facility (collectively, the "Storage Facility"). The Storage Facility is being purchased by BNO "as-is".

The purchase price for the Storage Facility is $4,800,000, subject to certain adjustments for prepaid third-party fees, adjustment to inventory and NuStar's transaction-related expenses. BNO paid $75,000 to NuStar on July 28, 2008 and $75,000 to NuStar upon execution of the Purchase Agreement, each of which constitutes a non-refundable payment towards the purchase price. In the event that asset purchase contemplated in the Purchase Agreement fails to close for any reason, NuStar will retain such deposit as a break-up fee. The balance of the purchase price is due at the closing.

Pursuant to the Purchase Agreement, each of NuStar and BNO agreed to indemnify the other for certain losses not to exceed $750,000, and the parties released one another from other liabilities. Certain conditions specified in the Purchase Agreement must be met prior to closing. If the closing does not take place by October 31, 2008, any party not in breach of the Purchase Agreement may terminate the Purchase Agreement.

In connection with the Purchase Agreement, JP Morgan Chase Bank, N.A. delivered a non-binding proposal to finance a portion of the purchase price of the Storage Facility, not to exceed the lesser of $2,500,000 or 50% of the cost of the acquisition.



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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.

EXHIBIT NO.        DESCRIPTION
-----------        -----------

10.1 Asset Purchase Agreement dated September 25, 2008, by and between NuStar Terminals Operations Partnership L.P. and Blackwater New Orleans, L.P.
99.1               Press Release dated September 29, 2008


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            BLACKWATER MIDSTREAM CORP.


                                            By: /s/ Michael D. Suder
                                                --------------------------------
                                                Name: Michael D. Suder
                                                Title: Chief Executive Officer



Date: September 29, 2008



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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
-----------     -----------


10.1 Asset Purchase Agreement dated September 25, 2008, by and between NuStar Terminals Operations Partnership L.P. and Blackwater New Orleans, L.P.
99.1            Press Release dated September 29, 2008